THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2012)

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED) (DATED MAY 1, 2012)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2012)

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED) (DATED MAY 1, 2012)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY (DATED MAY 1, 2012)

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

(DATED MAY 1, 2012)

This Supplement and Notice describes changes to the investment options available under your variable annuity contract (the “Contract”) issued by the Northwestern Mutual Life Insurance Company (the “Company”). Please retain this supplement with your prospectus for future reference.

On behalf of its separate accounts listed above, the Company is in the process of requesting the approval of the Securities and Exchange Commission (the “SEC”) for the removal of the Commodities Return Strategy Portfolio (the “Commodities Portfolio”) as an investment option under the Policy. Following our receipt of the SEC’s approval we will set a date to automatically transfer any amounts you have in the Division investing in the Commodities Portfolio to the Division investing in a portfolio with comparable investment objectives and strategies (the “Substitution”). In addition, allocations to the Commodities Portfolio through preexisting dollar-cost averaging programs, portfolio rebalancing elections, asset allocation models or other automatic transfers or scheduled or systematic transactions will be replaced with the new portfolio. Once the date of the Substitution has been determined, we will provide you with a written notice notifying you of the date along with other details. You will receive a summary prospectus for the new portfolio before the date of the Substitution.

As of the date of the Substitution, the current Commodities Portfolio will cease to be available under your Contract. The Substitution will not result in a change in your Contract Value or death benefit. You will not incur any fees or charges as a result of the Substitution, nor will your rights or our obligations under the Contract be altered. The Substitution will have no tax consequences to you. We or our affiliates will bear all expenses incurred in connection with the Substitution.

The Company does not currently impose any fees for transfers between available Divisions (though it reserves the right to do so), nor does it impose any restrictions on those transfers other than those stated in the applicable prospectus. You may continue to transfer amounts from the Division investing in the Commodities Portfolio to other available Divisions until the date of the Substitution and you should consider doing so if you do not want your assets transferred by the Company as described above.

In addition, the first transfer made from the Commodities Portfolio between May 1, 2013 and the date of the Substitution will be free of charge and will not count toward your limit on transfers as part of our policies and procedures on short-term and excessive trading. For those Policy Owners with amounts in the Commodities Portfolio that were substituted to another portfolio on the date of the Substitution, we will not charge a fee for the first transfer out of the new portfolio for 30 days after the Substitution and any such transfer will not count toward your limit on transfers as part our policies on short-term and excessive trading. Within five days after the

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Substitution, we will forward Policy Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

In addition, while it is not our present intention, in conjunction with the Substitution and the liquidation of the assets of the Commodities Portfolio, we may “soft close” the Commodities Portfolio and/or the Division investing in the Commodities Portfolio and not accept additional payments. In the case of a soft close, allocations or transfers to the Commodities Portfolio on or after the date of the soft close will be deemed not in good order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. You will be given sufficient advance notice of any intent to soft close the Commodities Portfolio.

If you have any questions concerning the Substitution, please contact your Registered Representative or the Annuity Service Center, toll-free at 1-888-455-2232.

Please read this Supplement and Notice carefully and keep it with your Prospectus for future reference.

This Supplement is dated February 28, 2013.

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